UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 23, 2005

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue,
St. Louis, Missouri		63103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Board of Directors of A.G. Edwards, Inc. (the "Company") by resolution, determined not to extend the Company's Stockholder Rights Plan, as amended, (the "Rights Plan"), beyond its expiration date of June 25, 2005.

The Board of Directors' resolution provides that the Board of Directors, including a majority of independent directors, may adopt a stockholder rights plan if they determine, in light of the circumstances then existing, that it would be in the best interest of the Company and its stockholders to adopt such a plan. If a stockholder rights plan is adopted by the Board of Directors without prior stockholder approval, such plan shall expire within twelve months from its effective date unless ratified by the Company's stockholders.

The press release relating to the expiration of the Rights Plan is attached as exhibit 99.

Item 9.01 Financial Statements and Exhibits

Index to and description of Exhibits

Exhibit	Description

99	Press release dated June 23, 2005 announcing the expiration of the Company's Rights Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	June 23, 2005	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer